EXHIBIT 23.01


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (as filed with the Securities and Exchange Commission on August 30, 2000) of our report dated February 15, 2002, relating to the financial statements of Spectrum Organic Products, Inc., which appears in this Form 10-K.


                                            /s/  BDO Seidman, LLP
                                            ----------------------------------
                                                 BDO Seidman, LLP


San Francisco, California
March 20, 2002